Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2020

	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
PRIVATE EQUITY (a) - 97.23%
CO-INVESTMENTS - 23.84%
KKR Banff Co-Invest L.P. *	Americas	$ 10,000,000	$ 12,000,000	2.79%	9/28/2018
KKR Byzantium Infrastructure Co-Invest L.P.	Europe	6,435,450	7,233,400	1.68%	10/3/2017
KKR Caribou Co-Invest L.P. *	Americas	17,500,000	20,370,000	4.74%	2/26/2018
KKR Element Co-Invest L.P. *	Americas	-	157,633	0.04%	8/12/2016
KKR Enterprise Co-Invest L.P AIV B. *	Americas	2,294,701	7,492,562	1.74%	7/14/2020
KKR Enterprise Co-Invest L.P. *	Americas	20,000,000	4,000,000	0.93%	9/6/2018
KKR Independence Energy Co-Invest L.P. (b)	Americas	10,282,528	8,034,627	1.87%	2/26/2018
KKR Sigma Co-Invest L.P. *	Americas	7,500,000	13,934,470	3.24%	6/11/2018
KKR Uno Co-Invest L.P. *	Americas	15,000,000	25,500,000	5.94%	6/7/2017
LC Sports Pte. Ltd. (c) *	Asia	2,282,797	2,006,866	0.47%	11/2/2018
Nutraceutical Investco LP (c)*	Americas	1,341,261	1,695,455	0.40%	7/15/2019
TOTAL CO-INVESTMENTS		92,636,737	102,425,013	23.84%

PRIMARY INVESTMENTS - 37.34%
Bridge Growth Partners (Parallel), L.P. (c) *	Americas	921,790	1,347,312	0.31%	2/23/2016
KKR Americas Fund XII L.P. *	Americas	45,522,364	64,039,252	14.90%	3/31/2017
KKR Asian Fund III L.P.	Asia	41,489,517	54,292,530	12.64%	3/31/2017
KKR European Fund IV, L.P.	Europe	3,906,615	5,332,042	1.24%	12/17/2015
KKR European Fund V, L.P. SCSp	Europe	12,397,364	13,965,062	3.25%	11/5/2018
KKR Health Care Strategic Growth Fund L.P. *	Americas	5,631,924	8,729,702	2.03%	8/4/2017
KKR Next Generation Technology Growth Fund II SCSp (b)	Americas	2,067,797	2,298,534	0.54%	7/11/2019
Oak Hill Capital Partners IV, L.P. (c) *	Americas	940,548	1,161,574	0.27%	3/31/2017
Providence Strategic Growth Europe L.P. (c)	Europe	-	26,712	0.01%	11/11/2019
RB Equity Fund II-A, L.P. (c) *	Americas	684,182	683,180	0.16%	12/3/2018
The Resolute Fund IV (c)	Americas	670,363	1,302,024	0.30%	9/28/2018
Warburg Pincus XI (ASIA), L.P. (c) *	Asia	7,905,010	7,254,919	1.69%	9/30/2017
TOTAL PRIMARY INVESTMENTS		122,137,474	160,432,843	37.34%

SECONDARY INVESTMENTS - 36.05%
Charles River Partnership XIII, L.P. * (c)	Americas	49,016	82,523	0.02%	6/29/2018
Eurazeo Capital IV A SCSp (c) *	Europe	1,781,536	1,778,484	0.41%	1/28/2019
Eurazeo Capital IV D SCSp (c)*	Europe	1,070,489	1,031,348	0.24%	1/28/2019
Foundation Capital III L.P. (c) *	Americas	102	1,555	0.00%	6/29/2018
Foundation Capital V L.P. * (c)	Americas	174,497	339,733	0.08%	6/29/2018
Foundation Capital VI L.P. * (c)	Americas	152,984	219,016	0.05%	6/29/2018
Foundation Capital VII L.P. * (c)	Americas	570,323	651,078	0.15%	6/29/2018
Foundation Capital VIII L.P. * (c)	Americas	677,985	1,447,098	0.34%	6/29/2018
KKR 2006 Fund L.P . *	Americas	17,410,703	15,160,961	3.53%	12/31/2015
KKR 2006 Fund (Allstar) L.P. (b)*	Americas	2,200,582	2,194,899	0.51%	12/31/2015
KKR 2006 Fund (Overseas) L.P.	Global	9,728,098	4,166,031	0.97%	12/31/2015
KKR Asian Fund L.P. *	Asia	1,756,028	247,163	0.06%	12/29/2016
KKR Asian Fund II Private Investors Offshore, L.P.	Asia	3,442,506	3,168,400	0.74%	9/30/2017
KKR China Growth Fund, L.P.	China	14,271,188	11,466,515	2.67%	6/29/2018
KKR European Fund III, L.P. *	Europe	2,318,266	2,327,009	0.54%	12/31/2015
KKR Gaudi Investors L.P. *	Europe	8,615,337	9,346,764	2.18%	5/4/2017
KKR Lending Partners II L.P. (b)	Americas	3,120,792	1,612,796	0.38%	3/31/2017
KKR North America Fund XI L.P. (b)	Americas	23,833,058	24,115,416	5.61%	10/29/2015
KKR North America Fund XI (Indigo) L.P. (b) *	Americas	1,656,323	9,259,471	2.16%	10/29/2015
KKR North America Fund XI (Wave) L.P. (b) *	Americas	1,158,120	1,131,568	0.26%	10/29/2015
KKR Real Estate Partners Americas II L.P.	Americas	31,618,866	30,958,592	7.21%	5/31/2018
L Catterton Asia 3 LP (c)	Asia	1,378,161	1,118,277	0.26%	12/4/2018
L Catterton VIII Offshore, L.P. (b,c) *	Asia	2,617,594	3,474,451	0.81%	9/27/2019
Lime Rock Partners IV AF, L.P. *	Americas	5,025,289	3,926,373	0.91%	6/21/2018
Menlo Ventures IX LP *	Americas	38,532	90,288	0.02%	12/31/2017
Menlo Ventures X LP *	Americas	2,493,985	216,119	0.05%	12/31/2017
Menlo Ventures XI LP *	Americas	5,121,980	2,144,042	0.50%	12/31/2017
Oak Hill Capital Partners III (AIV I), L.P. (c) *	Americas	274,469	681,640	0.16%	3/17/2017
Oak Hill Capital Partners III, L.P. (c)	Americas	944,478	402,766	0.09%	3/17/2017
See accompanying notes to consolidated financial statements. Altegris KKR Commitments Master Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2021
	Geographic Region	Cost	Fair Value	% of Net Assets	Initial Acquisition Date
SECONDARY INVESTMENTS (Continued) - 36.05%
Oak Hill Special Opportunities Fund (Offshore II), Ltd. (c)*	Americas	$ 13,688	$ 17,542	0.00%	3/17/2017
OHCP III BC COI, L.P. (c) *	Americas	1,922,472	4,009,147	0.93%	3/17/2017
OHCP III BC RO, L.P. (c) *	Americas	719,399	981,858	0.23%	12/31/2018
OnyxPoint Permian Equity Feeder III LLC *	Americas	2,716,781	280,253	0.07%	9/7/2018
Orchid Asia III, L.P. (c)	Asia	932,796	1,386,598	0.32%	8/15/2016
Pueblo Co-Invest LP (c) *	Americas	3,421,185	4,224,215	0.98%	6/25/2019
RB Equity Fund I-A LP (c) *	Americas	3,427,257	6,651,315	1.55%	12/31/2018
The Resolute Fund II (c)	Americas	3,628,647	3,485,314	0.81%	8/31/2018
Yorktown Energy Partners IX, L.P (b,c) *	Americas	347,715	222,065	0.05%	9/30/2018
Yorktown Energy Partners VI, L.P (b,c)	Americas	63,757	34,395	0.01%	9/30/2018
Yorktown Energy Partners VII, L.P (b,c)	Americas	181,110	84,485	0.02%	9/30/2018
Yorktown Energy Partners VIII, L.P (b,c)	Americas	626,046	311,511	0.07%	9/30/2018
Yorktown Energy Partners X, L.P (b,c)	Americas	573,064	446,843	0.10%	9/30/2018
TOTAL SECONDARY INVESTMENTS		162,075,205	154,895,917	36.05%

TOTAL PRIVATE EQUITY		$ 376,849,416	$ 417,753,773	97.23%

DIRECT INVESTMENT (a) - 1.03%
Artisan Partners Asset Management, Inc. TRA (c)	Americas	$ 2,864,802	2,607,439	0.61%	10/12/2018
Salient Solutions LLC * (c)	Americas	1,057,149	1,828,909	0.42%	2/10/2016
		$ 3,921,951	$ 4,436,348	1.03%
SHORT TERM INVESTMENT - 1.31%
PRIVATE MONEY MARKET FUNDS - 1.31%
Federated Prime Private Liquidity Fund, Premier Class			$ 3,258,101	0.76%	12/29/2017
Prime Liquidity LLC Fund, Capital Class			2,353,498	0.55%	12/29/2017
TOTAL PRIVATE MONEY MARKET FUNDS		$ 5,611,599	$ 5,611,599	1.31%

TOTAL SHORT TERM INVESTMENTS		$ 5,611,599	$ 5,611,599	1.31%

TOTAL INVESTMENTS - 99.57% (Cost - $386,382,966) (d)			$ 427,801,720
OTHER ASSETS LESS LIABILITIES - 0.43%			1,867,015
NET ASSETS - 100.00%			$ 429,668,735

TRA - Tax Receivable Agreement
* Non-income producing.
(a) Securities restricted to resale represents $422,190,121 or 98.26% of net assets.
(b) All or part of these investments are holdings of AKCF LLC - Series A.
(c) The fair value of this investment is determined using significant unobservable inputs and is classified as level 3 on the GAAP hierarchy (See Note 2).
(d) The fair value of total investments consists of the following:
		Private Equity	$ 417,753,773
Direct Investment			4,436,348
Short Term Investment			5,611,599
Total Investments			$ 427,801,720

See accompanying notes to consolidated financial statements.

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

December 31, 2020

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated portfolio of investments requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended June 30, 2020. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include AKCF LLC Series A (“AKCF”), a limited liability company in which the Fund invests. AKCF is a wholly-owned subsidiary; therefore all inter-company accounts and transactions have been eliminated. The inception date of AKCF is September 18, 2015.

A summary of the Fund’s investment in AKCF is as follows:

AKCF Net Assets at December 31, 2020	% of Total Net Assets at December 31, 2020
$38,591,201	8.98%

Securities Valuation – The Fund has adopted valuation procedures pursuant to which it will fair value its interests in Investment Funds. These valuation procedures, which have been approved by the Board of Trustees of the Fund (“the Board”), provide that the unaudited valuations determined by the general partner, managing member or affiliated investment adviser of the Investment Funds (the “Investment Managers”) will be reviewed by the Adviser. The Fund will generally rely on such valuations even in instances where an Investment Manager may have a conflict of interest in valuing the securities. Furthermore, the Investment Funds will typically provide the Adviser with estimated net asset values or other valuation information on a quarterly basis, and such data will be subject to revision through the end of each Investment Fund’s annual audit. While such information is provided on a quarterly basis, the Fund provides valuation and issues Shares on a monthly basis.

The Advisor is responsible for the Fund’s written valuation policies, processes and procedures, conducting periodic reviews of the valuation policies and evaluating the overall fairness and consistent application of the valuation policies. The Fund’s pricing committee is comprised of officers of the Fund, the Adviser, and representatives from Gemini Fund Services, LLC (“GFS”), the Fund’s administrator. The Fund’s pricing committee meets monthly, or as needed, to determine the valuation of the Fund’s investments. The pricing committee certifies to the Board that the Fund’s valuation policy and procedures are properly followed. Any revision or updates of the valuation policies and procedures must be approved by the Board.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

December 31, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investments
Private Equity	$ -	$ -	$ 51,742,353	$ 366,011,420	$ 417,753,773
Direct Investment	-	-	4,436,348	-	4,436,348
Private Money Market Funds	5,611,599	-	-	-	5,611,599
Total Investments:	$ 5,611,599	$ -	$ 56,178,701	$ 366,011,420	$ 427,801,720

* Refer to the Consolidated Portfolio of Investments for industry classification.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Investments	Beginning Balance 3/31/20	Cost of purchases	Proceeds from sales and principal paydowns	Net realized gain (loss)	Change in unrealized appreciation/ (depreciation)	Net transfers in (out) of Level 3	Ending Balance 12/31/20
Direct Investments	$ 4,491,626	$ -	$ (179,050)	$ -	$ 123,772	$ -	$ 4,436,348
Private Equity	11,901,856	2,074,221	(2,156,636)	1,337,438	(1,203,230)	39,788,704	51,742,353
Total Investments	$ 16,393,482	$ 2,074,221	$ (2,335,686)	$ 1,337,438	$ (1,079,458)	$ 39,788,704	$ 56,178,701

The following table is a summary of the valuation techniques and unobservable inputs used in the fair value measurements as of December 31, 2020:

Investment Type	Value at 12/31/20	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs
Direct Investments	1,818,909	Ownership percentage applied to adjusted third party valuation	Third party valuation	N/A
	2,607,439	Discounted cash flow	Discount factor* Tax rate**	17% 23.2%
Private Equity	51,742,353	Adjusted reported investment net asset value	Fair value adjustment***	N/A
	1,099,299	Reported net asset value	Reported net asset value	N/A

* An increase of the input would indicate a decrease in fair value.

** An increase of the input would indicate an increase in fair value.

*** The significant unobservable input applied to fair value adjusted investments, in part or in whole, is the application of a beta to a benchmark. The benchmark used is a world market index, and the beta is calculated through analysis and backtested by the Adviser. As of December 31, 2020, the beta applied was 20%. An increase of the beta would indicate an increase in the effect of the input to the fair value.

The valuation process involved in Level 3 measurements is designed to subject the valuation of the investments to an appropriate level of consistency, oversight and review. The valuation of the Fund’s Level 3 investments rely on evaluations of multiple observable and unobservable inputs including financial and operating data; company specific developments, stock prices, earnings and tax rates; market valuations of comparable companies; analysis of market segments; and model projections. The output of these evaluations is typically reviewed and approved by an outside valuation committee for which

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

December 31, 2020

the Fund receives information surrounding their valuation process and, in some circumstances, the valuation analysis. In certain circumstances, the outside valuation committee may at its discretion employ third party valuation firms as appropriate.

Investments Valued at NAV - In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value and, as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.

Adjustments to the NAV provided by the Adviser would be considered if the practical expedient NAV was not as of the Fund’s measurement date; if it was probable that the alternative investment would be sold at a value materially different than the reported expedient NAV; or if it was determined by the Fund’s valuation policies and procedures that the private investments is not being reported at fair value.

A listing of the private equity held by the Fund and their attributes, as of December 31, 2020, that qualify for these valuations are shown in the table below:

Investment Category	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life	Redemption Frequency *	Notice Period (In Days)	Redemption restrictions Terms **
Private Equity - Buyout	Investments in nonpublic companies; the acquisition of the company uses some percentage of debt.	$ 309,705,130	$ 91,236,209	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$ 68,243,855	$ 14,054,541	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Private Equity - Other	Investments in nonpublic companies; strategies may include infrastructure, real estate, energy and direct lending/mezzanine, private equity fund of funds	$ 39,804,788	$ 10,321,191	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Growth Equity	Investments in nonpublic companies; the acquisition of the company that create value through profitable revenue.	$ 1,828,909	$ -	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.
Direct Investment - Other	Investments in strategies which may include infrastructure, real estate, energy, direct lending/mezzanine, private debt.	$ 2,607,439	$ -	N/A	None	N/A	Liquidity in form of distributions from Investment Funds.

* The information summarized in the table above represent the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

** Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from Investment Funds cannot be determined. It is estimated that distributions will occur over the life of the Investment Funds.

Unfunded Commitments - As of December 31, 2020, the Fund had total unfunded commitments of $115,611,941 which consist of $91,236,209 private equity-buyout, $14,054,541 private equity-growth equity and $10,321,191 private equity -

Altegris KKR Commitments Master Fund

NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)

December 31, 2020

other. The Fund expects to fulfill these unfunded commitments through the use of liquid investments, future distributions from Investment Funds and line of credit proceeds.

General Economic and Market Conditions. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with an Investment Fund. The investments held by private equity funds and Co-Investment Opportunities made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

Illiquidity of Investment Fund Interests. There is no regular market for interest in Investment Funds, which typically must be sold in privately negotiated transactions. Any such sales would likely require the consent of the applicable Investment Fund and could occur at a discount to the stated net asset value. If the Adviser determines to cause the Fund to sell its interests in an Investment Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with investing in the Fund.